Commitments	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments

Note 9. Commitments

Facility Leases

The Company leases its headquarters facility under a non-cancelable operating lease agreement set to expire the end of May 2015. The Company previously leased two other facilities under non-cancelable operating lease agreements that expired in January 2014 and May 2014, respectively. Rent expense was $304,000 and $230,000 during the fiscal years ended December 31, 2013 and December 31, 2014, respectively.

As of December 31, 2014, the Company’s future minimum commitment under the non-cancelable operating lease is approximately $18,000.

Product Development Agreement

In 2010 the Company entered into an asset purchase agreement with BioMedical Drug Development, Inc. Pursuant to the agreement, the Company made a payment of $150,000 for the acquisition of intellectual property which the Company used to develop its product, CoSense. As part of the terms of the agreement, the Company is contingently committed to make development and sales-related milestone payments of up to $200,000 under certain circumstances, as well as single-digit-percentage royalties relating to potential planned product sales of CoSense. The amount, timing and likelihood of these payments are unknown, as they are dependent on the occurrence of future events that may or may not occur. During the fiscal years ended December 31, 2013 and December 31, 2014, the Company made no payments and incurred no liabilities in connection with the agreement, and there are no outstanding payments due as of December 31, 2013 and December 31, 2014.